                                                       Exhibit 23
                                                       ----------


                        MCI CONSUMER MARKETS 401(K)
                             EIN:  13-2745892



                    CONSENT OF INDEPENDENT ACCOUNTANTS
                    ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-21740) of MCI Communications Corporation of our report dated June 10, 1994, appearing on page 3 of this Form 11-K.




PRICE WATERHOUSE

Washington, D.C.
June 28, 1994




























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